UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2019

AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Plaza Drive Latham, New York 12110
(Address of Principal Executive Offices) (Zip Code)

(518) 795-1400
(Registrant’s telephone number, including area code)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 – Regulation FD Disclosure.

Presentation slides discussing AngioDynamics, Inc. (“AngioDynamics”) and its fiscal third quarter ended February 28, 2019 are being furnished herewith as Exhibit 99.1. The slides are being furnished pursuant to Item 7.01 and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of AngioDynamics under the Securities Act of 1933, as amended.

Item 9.01 – Financial Statements and Exhibits.

(d)     Exhibits.
Exhibit No.	Description

99.1	Presentation dated April 2, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC. (Registrant)

Date: April 2, 2019	By:	/s/ Stephen A. Trowbridge
Stephen A. Trowbridge
Senior Vice President and General Counsel